UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 3, 2019

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Not applicable
(e)
The Compensation Committee of the Board of Directors (the "Compensation Committee") of Park National Corporation (“Park”) met on December 3, 2019 to determine the 2020 base salary (the “2020 Base Salary”) for each of Park’s executive officers, the incentive compensation for the twelve-month period ended September 30, 2019 (the "2019 Incentive Compensation") to be paid to each of Park’s executive officers and equity-based awards to be granted to Park's executive officers effective on January 1, 2020. In determining both base salary and incentive compensation, the Compensation Committee considers, as one of the relevant factors, Park’s performance relative to Park's peer bank holding companies (the financial services holding companies included in the Midwest Regional Compensation Peer Group and the Industry Index of financial services holding companies in the United States with total consolidated assets of $3 billion to $10 billion), measured in each case by the return on average equity and return on average assets for the twelve-month period ended September 30, 2019. The 2020 Base Salary is effective January 1, 2020 and the 2019 Incentive Compensation is expected to be paid in March 2020.

The following table shows the 2020 Base Salary and the 2019 Incentive Compensation for each of Park's executive officers:

Name	2019 Base Salary	2020 Base Salary	2019 Incentive Compensation
C. Daniel DeLawder[1]	$287,500	$287,500	$166,000
David L. Trautman[2]	$785,000	$785,000	$314,500
Matthew R. Miller[3]	$575,000	$575,000	$142,000
Brady T. Burt[4]	$375,000	$375,000	$171,000
______________________________________
1 Mr. DeLawder serves as Chairman of the Executive Committee of each of the Park Board of Directors and the Board of Directors of Park's national bank subsidiary The Park National Bank ("PNB") and as a full-time executive employee of PNB. During the fiscal year ending December 31, 2019 ("Fiscal 2019"), Mr. DeLawder also served as Chairman of the Board of each of Park and PNB from January 1, 2019 through April 30, 2019.

2 Mr. Trautman serves as Chairman of the Board and Chief Executive Officer of each of Park and PNB. Mr. Trautman became Chairman of the Board of each of Park and PNB on May 1, 2019. During Fiscal 2019, Mr. Trautman also served as President of each of Park and PNB from January 1, 2019 through April 30, 2019.

3 Mr. Miller serves as President of each of Park and PNB. Mr. Miller became President of each of Park and PNB, and an executive officer of Park on May 1, 2019.

4 Mr. Burt serves as Chief Financial Officer, Secretary and Treasurer of Park and as Senior Vice President and Chief Financial Officer of PNB.

Park National Corporation 2017 Long-Term Incentive Plan for Employees - Performance-Based Restricted Stock Unit Awards
On December 3, 2019, the Compensation Committee granted awards (the “2020 PBRSU Awards”) of performance-based restricted stock units (“PBRSUs”) to each of Park’s executive officers, which 2020 PBRSU Award grants are to be effective on January 1, 2020, subject to the terms and conditions of Park’s 2017 Long-Term Incentive Plan for Employees (the “2017 Employees LTIP”) and the award agreements evidencing the 2020 PBRSU Awards.

The following table shows the minimum/target number of PBRSUs which may be earned (the “Target Award”) and the maximum number of PBRSUs which may be earned (the “Maximum Award”) in respect of the 2020 PBRSU Award granted to each of the executive officers of Park:

Name and Position	Target Award	Maximum Award
C. Daniel DeLawder Chairman of the Executive Committee of the Board of Directors of each of Park and PNB and executive employee of PNB	1,350 PBRSUs	2,025 PBRSUs

David L. Trautman Chairman of the Board and Chief Executive Officer of each Park and PNB	2,700 PBRSUs	4,050 PBRSUs

Matthew R. Miller President of each Park and PNB	2,025 PBRSUs	3,038 PBRSUs

Brady T. Burt Chief Financial Officer, Secretary and Treasurer of Park; Senior Vice President and Chief Financial Officer of PNB	1,800 PBRSUs	2,700 PBRSUs

The number of PBRSUs earned and settled or, in the alternative, forfeited will be based upon Park’s performance, measured by Park’s cumulative return on average assets (“ROA”) for the three-year performance period beginning January 1, 2020 and ending December 31, 2022 (the “Performance Period”), relative to the cumulative ROA results for the Performance Period for a peer group comprised of financial services holding companies with between $3 billion and $10 billion in total consolidated assets (the “Peer Group”). However, no PBRSUs will be earned by any executive officer if Park’s consolidated net income for each fiscal year during the Performance Period has not equaled or exceeded an amount equal to 110% of all cash dividends declared and paid by Park during such fiscal year.
Park’s performance at the 50th percentile and the 80th percentile of the Peer Group’s performance will result in the executive officers earning PBRSUs representing the Target Award and the Maximum Award, respectively (interpolated on a straight line basis for performance at percentiles between these specified percentiles).
Any PBRSUs earned based on Park’s performance relative to the Peer Group will also be subject to a service-based vesting requirement. One-half of the PBRSUs earned in respect of the Performance Period will vest and be settled in Park common shares (on a one-for-one basis) on the date the Compensation Committee determines and certifies the number of PBRSUs earned in respect of the Performance Period (the “Certification Date”) if the executive officer is still employed by Park or one of Park's subsidiaries on the Certification Date. On the first anniversary of the Certification Date, the other half of the PBRSUs earned in respect of the Performance Period will vest and be settled in Park common shares (on a one-for-one basis) if the executive officer is still employed by Park or one of Park's subsidiaries on the first anniversary of the Certification Date. Subject to the terms of the award agreement evidencing each 2020 PBRSU Award, none of the Park common shares received by an executive officer upon settlement of earned and vested PBRSUs may be sold, transferred, assigned or otherwise similarly disposed of by the executive officer for a period of five years after the date of settlement.
Each award agreement evidencing a 2020 PBRSU Award also addresses the effect of termination of employment of an executive officer, the effect of a defined “Change in Control” for purposes of the 2017 Employees LTIP and events the occurrence of which will result in the forfeiture of the PBRSUs and any common shares delivered pursuant to the award agreement.

Amendment of Supplemental Executive Retirement Benefits Agreements with C. Daniel DeLawder
On December 3, 2019, the Compensation Committee approved each of: (a) the Amendment to the Amended and Restated Supplemental Executive Retirement Benefits Agreement, made as of February 18, 2008, between PNB and C. Daniel DeLawder (the "2008 SERP") and (b) the Amendment to the Supplemental Executive Retirement Benefits Agreement, made as of June 15, 2015, between PNB and C. Daniel DeLawder (the "2015 SERP") whereby if Mr. DeLawder's death occurs after payment to him has commenced of the annual benefit payments under the 2008 SERP and the 2015 SERP, respectively, but before he has received 15 annual benefit payments under the 2008 SERP and the 2015 SERP, as appropriate, his designated beneficiary will receive the balance of the 15 annual benefit payments at the same time and in the same form as Mr. DeLawder would have received had he survived. The Amendment to the 2008 SERP and the Amendment to the 2015 SERP are included with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively.
Item 9.01.    Financial Statements and Exhibits.
(a)    Not applicable.
(b)     Not applicable.
(c)     Not applicable.
(d)    Exhibits: The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.        Description

10.1Amendment, entered into on December 3, 2019, to the Amended and Restated Supplemental Executive Retirement Benefits Agreement made as of February 18, 2008, between The Park National Bank and C. Daniel DeLawder

10.2Amendment, entered into on December 3, 2019, to the Supplemental Executive Retirement Benefits Agreement made as of June 15, 2015, between The Park National Bank and C. Daniel DeLawder

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: December 5, 2019	By:	/s/ Brady T. Burt
Brady T. Burt Chief Financial Officer, Secretary and Treasurer